DEFERRED CHARGES	12 Months Ended
Dec. 31, 2014
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Deferred Finance Costs Disclosures
DEFERRED CHARGES

Deferred charges represent financing costs, principally bank fees that are capitalized and amortized to other financial items over the life of the debt instrument. If a loan is repaid early, any unamortized portion of the related deferred charges is charged against income in the period in which the loan is repaid. The deferred charges are comprised of the following amounts:

(in thousands of $)	2014	2013
Debt arrangement fees and other deferred financing charges	23,384	20,677
Accumulated amortization	(10,028)	(6,407)
	13,356	14,270

Amortization expense of deferred charges, for the years ended December 31, 2014, 2013 and 2012 was $3.6 million, $5.8 million and $1.1 million, respectively.